EXHIBIT 10.7

                                    GUARANTY
                                    --------

      GUARANTY dated as of May 17, 1999 (as amended, supplemented or modified from time to time, this "Guaranty") made by RICHTON HOLDING CORP., a Delaware corporation (the "Guarantor"), in favor of PNC BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, together with any successor agent, the "Agent") for the Lenders (as defined below), and the Lenders.

                               W I T N E S E T H:
                               ------------------

      WHEREAS, Richton International Corporation, a Delaware corporation, Century Supply Corp., a Michigan corporation , and CBE Technologies, Inc., a Delaware corporation (collectively, the "Borrowers"and individually a "Borrower"), the lenders from time to time party thereto (the "Lenders"), and the Agent, as agent for the Lenders, have entered into a Revolving Credit, Term Loan and Security Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Credit Agreement"), providing for the making of Advances (as defined therein) to the Borrowers as contemplated therein;

      WHEREAS, the obligation of the Lenders to make Advances (as defined in the Credit Agreement) under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Guarantor of this Guaranty and the Guarantor Security Agreement (as defined in the Credit Agreement) to be executed simultaneously with the execution of this Guaranty, pursuant to which, as collateral security for the performance of its obligations hereunder, the Guarantor pledges to the Agent, for the ratable benefit of the Lenders, all of its right, title and interest in and to the collateral described therein;

      WHEREAS, the guarantor is a wholly-owned subsidiary of Richton and owns all of the issued and outstanding capital stock of the other Borrowers; and

      WHEREAS, the Borrowers and the Guarantor are members of the same consolidated group of companies and the Guarantor will obtain benefits from the Advances made under the Credit Agreement, and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make the Advances to the Borrowers;

      NOW, THEREFORE, in consideration of the benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Agent and hereby covenants and agrees with the Agent as follows:

      1. As used in this Guaranty, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings:

      2. "Bankruptcy Code" shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

            "Material Adverse Effect" shall mean a material adverse effect on the condition (financial or otherwise), operations, assets, business or prospects of the Guarantor.

            "Maximum Guaranteed Amount" for the Guarantor shall mean an amount equal to 95% of the amount by which (i) the present fair saleable value of the Guarantor's assets exceeds (ii) the amount reasonably expected to come due in respect of all liabilities (including, without limitation, contingent liabilities) other than contingent liabilities of the Guarantor hereunder, determined on the day that the initial advances are made under the Credit Agreement or on the day any demand is made under this Guaranty, whichever date results in a higher Maximum Guaranteed Amount.

            (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Agent, the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations, including, without limitation, the principal of and interest on the Notes issued by, and the Advances made to, the Borrowers under the Credit Agreement, as well as Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and the Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty; provided, however, that the maximum liability of the Guarantor hereunder shall in no event exceed the Guarantor's Maximum Guaranteed Amount.

            (b) Additionally, the Guarantor hereby unconditionally and irrevocably guarantees the payment of any and all Obligations of the Borrowers to the Agent and the Lenders whether or not due or payable by the Borrowers upon the occurrence in respect of any Borrower of any of the events specified in Section 10.7 of the Credit Agreement, and unconditionally and irrevocably promises to pay such Obligations to the Agent and the Lenders, on demand, in lawful money of the United States.

      3. The Guarantor agrees that payments hereunder will be made on the same basis as payments by the Borrowers under Section 2.6(d) of the Credit Agreement.

      4. The liability of the Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations of the Borrowers whether executed by the Guarantor, any other guarantor or by any other party, and the liability of the Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Obligations of the Borrowers, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower or (e) any payment made to the Agent or any Lender on the Obligations which any such Person repays to any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding. This is a guaranty of payment and not of collection.


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

      5. The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor of any of the Obligations, or the Borrowers and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other guarantor of any of the Obligations or any Borrower and whether or not any other guarantor of any of the Obligations or any Borrower be joined in any such action or actions. The Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrowers shall operate to toll the statute of limitations as to the Guarantor.

      6. The Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply (including notice of the existence, creation or incurrence of new or additional indebtedness), and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Agent or any Lender against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor of any of the Obligations).

      7. The Agent or any Lender may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, in each case in accordance with the terms of the Credit Agreement and the Other Documents, and the guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

            (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

            (d) settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to creditors of such Borrower;

            (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Agent or any Lender regardless of what liabilities of the Borrowers remain unpaid;

            (f) consent to or waive any breach of, or any act, omission or default under, the Credit Agreement, any Other Document or any of the instruments or agreements referred to therein, or


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

      otherwise amend, modify or supplement the Credit Agreement, any Other Document or any of such other instruments or agreements; and/or

            (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against any Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

      8. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and (except to the extent, if any, as shall be required by applicable statute and cannot be waived) this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor, except payment in full of the Obligations. No provision of this Guaranty shall be deemed to be a waiver by the Guarantor of its right to assert that the Obligations have been paid in full.

      9. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Agent and the Lenders would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Lender to any other or further action in any circumstances without notice or demand. It is not necessary for the Agent or any Lender to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

      10. Any indebtedness of any Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of such Borrower to the Agent or any Lender; and such indebtedness of such Borrower to the Guarantor, if the Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by the Guarantor as trustee for the Agent and the Lenders and be paid over to the Agent, for the benefit of the Lenders, on account of the indebtedness of such Borrower to the Agent and the Lenders, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness of any Borrower to the Guarantor, the Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Guarantor hereby agrees with the Agent and the Lenders that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Obligations have been irrevocably paid in full in cash.


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

            (a) The Guarantor waives any right (except as shall be required by applicable statute or law and cannot be waived) to require the Agent and the Lenders to: (i) proceed against any Borrower, any other guarantor of any of the Obligations or any other party; (ii) proceed against or exhaust any security held from any Borrower, any other guarantor of any of the Obligations or any other party; or (iii) pursue any other remedy in the Agent's or any Lender's power whatsoever. The Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of the Borrowers, any other guarantor of any of the Obligations or any other party other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of any Borrower, any other guarantor of any of the Obligations or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Obligations. The Agent and the Lenders may, at their election, foreclose on any security held by the Agent or any Lender by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Agent or any Lender may have against the Borrowers or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been paid in full. The Guarantor waives any defense arising out of any such election by the Agent and the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrowers or any other party or any security.

            (b) The Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that the Agent and the Lenders shall have no duty to advise the Guarantor of information known to them regarding such circumstances or risks.

      11. The Agent and the Lenders agree that this Guaranty may be enforced only by the action of the Agent and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Guarantor Security Agreement, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Lenders upon the terms of this Guaranty and the Guarantor Security Agreement.

      12. In order to induce the Lenders to make the Advances pursuant to the Credit Agreement, the Guarantor represents, warrants and covenants that:

            (a) the Guarantor (i) is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
      (ii) has the corporate power and authority to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect, (iv) is not in violation of any applicable law, statute, rule, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, and (v) is not in violation of any order of any court, governmental authority or arbitration board or tribunal;

            (b) the Guarantor has the corporate power and authority to execute, deliver and perform each of the Other Documents to which it is a party (including, without limitation, this Guaranty) and


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

      has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Other Documents to which it is a party (including, without limitation, this Guaranty);

            (c) no consent of any other Person and no consent or authorization of, filing with or other act by or in respect of, any Governmental Body or any other Person is required in connection with the execution, delivery or performance by the Guarantor, or the validity or enforceability of, the Other Documents to which the Guarantor is a party (including, without limitation, this Guaranty), except for consents, authorizations, filings or acts which have been made or obtained, as the case may be, and are in full force and effect;

            (d) the Other Document to which the Guarantor is a party (including, without limitation, this Guaranty) have been duly executed and delivered on behalf of the Guarantor and constitute the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

            (e) the execution, delivery and performance by the Guarantor of the Other Documents to which the Guarantor is a party (including, without limitation, this Guaranty) will not (i) violate any law, statute, rule, regulation or ordinance or any order, writ, junction or decree of any court, Governmental Body or arbitration board or tribunal, (ii) conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Credit Agreement or the Other Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or other material agreement or other instrument to which the Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation or by-laws of the Guarantor; and

      (f) except as disclosed in Schedule 5.8(b) to the Credit Agreement, there are no pending or threatened litigations, arbitrations, actions or proceedings relating to of affecting the Guarantor which could reasonably be expected to have a Material Adverse Effect.

      13. The Guarantor covenants and agrees that on and after the date hereof and until the Obligations (other than indemnities in the Credit Agreement and analogous provisions in the Other Documents which are not then due and payable) have been paid in full, and the Credit Agreement has been terminated, the Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article VI or VII of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of the Guarantor or any of its Subsidiaries.

      14. The Guarantor hereby agrees to pay all costs and expenses of the Agent and each Lender in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by the Agent or any Lender).


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

      15. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

      16. None of the terms or provisions of this Guaranty may be amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent, provided that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

      17. The Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement and each Other Document has been made available to its executive officers and such officers are familiar with the contents thereof.

      18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Agent and the Lenders are hereby authorized at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Agent or such Lender, as the case may be, to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor to the Agent or such Lender, as the case may be, under any Other Document (including, without limitation, under this Guaranty), irrespective of whether or not the Agent or such Lender shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

      19. Any notice or request hereunder may be given to the Guarantor at its address (including telecopy number) set forth under its signature below or to the Agent or any Lender at the address (including telecopy number) provided for such party in Section 15.6 of the Credit Agreement or, in each case at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Paragraph 20. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy with electronic confirmation of its receipt. Any notice or other communication required or permitted pursuant to this Guaranty shall be deemed given (i) when personally delivered to any officer of the party to whom it is addressed, (ii) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (iii) upon actual receipt thereof when sent by a recognized overnight delivery service or (iv) upon actual receipt thereof when sent by telecopier with electronic confirmation of its receipt.

      20. If claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of any Borrower, and the Guarantor shall be and remain


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

liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

      21. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without giving effect to the principles of conflicts of law. Any judicial proceeding brought by or against the Guarantor with respect to this Guaranty or any related agreement may be brought in the Supreme Court of the State of New York located in the County of New York or in the United States District Court for the Southern District of New York and, by execution and delivery of this Guaranty, the Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty. The Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Guarantor at its address set forth under its signature below and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against the Guarantor in the courts of any other jurisdiction. The Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder in any court referred to above and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by the Guarantor against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Guaranty or any related agreement, shall be brought only in the Supreme Court of the State of New York located in the County of New York or in the United States District Court for the Southern District of New York.

      22. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantor and the Agent.


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

      24. All payments made by the Guarantor hereunder will be made without setoff, counterclaim or other defense; provided, however, that this Section 25 shall not preclude the right of the Guarantor to make a claim in a separate action that Guarantor has paid amounts of principal, interest or other charges to the Lenders or the Agent in respect of the Advances in excess of the amounts required to be paid by reason of an error in calculation by the Agent or the Lenders (after applying the standard of manifest error when applicable to the Borrowers).

      25. If any part of this Guaranty is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

      26. The Guarantor acknowledges that the rights and responsibilities of the Agent under this Guaranty with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as among the Agent and the Lenders, be governed by the Credit Agreement and such other agreements with respect thereto as may exist from time to time among them but, as between the Agent and the Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Guarantor nor the Borrowers shall not be under any obligation or entitlement to make any inquiry respecting such authority.

      27. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

ATTEST:                                    RICHTON HOLDING CORP.

                                           By:
---------------------------                  -------------------------------
Name:                                      Name: Cornelius F. Griffin
Title:                                     Title: Chief Financial Officer

                                           Address for Notices to the Guarantor:

                                           767 Fifth Avenue
                                           New York, New York 10153
                                           Attn: Chief Executive Officer
                                           Telephone: (212) 751-4050
                                           Telecopier: (212) 956-2164


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